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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2001

MANAGEMENT OF THE TRUST
SUBADVISORY ARRANGEMENTS

The following changes have been made to the portfolio management of the Trust portfolios:

     T. ROWE PRICE ASSOCIATES, INC. (T. ROWE PRICE) - SCIENCE & TECHNOLOGY TRUST

     Charles A. Morris no longer manages the Science & Technology Trust. The new portfolio manager for this Trust is Michael Sola. Mr. Sola joined Janus in 1995 and serves as Executive Vice President of the Science & Technology Fund. In addition, Mr. Sola manages the T. Rowe Price Developing Technology Fund.

     JANUS CAPITAL CORPORATION ("JANUS") - DYNAMIC GROWTH TRUST

     Effective February 1, 2002, Jim Goff will no longer manage the Dynamic Growth Trust. The new portfolio manager for this Trust will be Jonathan Coleman. Mr. Coleman joined Janus in 1994 and co-managed the Janus Venture Fund since from 1997 to 2000. Most recently, Mr. Coleman has assisted with the management of the Janus Fund.

                 THE DATE OF THIS SUPPLEMENT IS JANUARY 22, 2002